Exhibit 99.2

SUPPLEMENTAL OPERATING AND
FINANCIAL DATA

FOR THE QUARTER ENDED
December 31, 2009

The Woodlands Center for Specialized Medicine – Pensacola, Florida

All amounts shown in this report are unaudited.
This Supplemental Operating and Financial Data package is not an offer to sell or solicitation to buy securities of Cogdell Spencer Inc.  Any offer to sell or solicitation to buy securities of Cogdell Spencer Inc. shall be made only by means of a prospectus approved for that purpose.

Company Overview

Cogdell Spencer Inc. (the “Company”) is a fully-integrated, self-administered, and self-managed real estate investment trust (“REIT”) that invests in specialty office buildings for the medical profession, including medical offices and ambulatory surgery and diagnostic centers.  The Company focuses on the ownership, strategic planning, delivery (design/build), acquisition and management of strategically located medical office buildings and other healthcare related facilities in the United States of America.  The Company has been built around understanding and addressing the specialized real estate needs of the healthcare industry.

The Company, a fully integrated healthcare facilities company, provides services from strategic planning to long-term property ownership and management.  Integrated delivery service offerings include strategic planning, design, construction, development and project management services for properties owned by the Company and for third parties.

The Company is building a national portfolio of healthcare properties primarily located on hospital campuses.  Since the Company’s initial public offering in 2005, the Company has grown through acquisitions and facility development to encompass a national footprint, including seven regional offices located throughout the United States (Atlanta, Charlotte, Dallas, Denver, Madison, Seattle, and Washington, D.C.). Client relationships and advance planning services give the Company the ability to be included in the initial project discussions that can lead to ownership and investment in healthcare properties.

The Company completed the first fully integrated project with the completion of The Woodlands Center for Specialized Medicine during the fourth quarter of 2009.  The Company provided development, design/build (architectural, engineering and construction), and property management services on the medical office building and outpatient treatment center.

The Company’s capital projects team also completed Alamance Regional Mebane Outpatient Center in 2008 and completed the Cancer Center expansion in the third quarter 2009.  The Company has begun construction on four other capital projects with a total estimated investment of approximately $55.4 million and holds of a pipeline of planning and delivery projects through the country.

Since its founding in 1951, the Company has designed, engineered, or built over 5,000 healthcare facilities, which support more than 50,000 physicians.  Cogdell Spencer ERDMAN was ranked as the number one healthcare design-build firm for 2007 and 2008 by Modern Healthcare’s Annual Construction and Design Survey.  Survey results for 2009 will be published in March 2010.

The Company’s property management team has a proactive, customer-focused service approach that leads to faster response times and greater resources to serve tenants.  The Company’s management believes that a strong internal property management capability is a vital component of the Company’s business, both for the properties that the Company owns and for those that the Company manages.

As of December 31, 2009, the Company owned or managed healthcare properties located in 12 states and had regional offices located throughout the country to support property management and design-build services.  The majority of the Company’s wholly-owned properties are located on hospital campuses.

Cogdell Spencer Inc.
Investor Information

Board of Directors		Senior Management
James W. Cogdell	Frank C. Spencer	James W. Cogdell	Frank C. Spencer
Chairman	President and CEO	Chairman	President and CEO

John R. Georgius	Richard B. Jennings	Charles M. Handy
Chief Financial Officer
Christopher E. Lee	David J. Lubar

Richard C. Neugent	Scott A. Ransom

Randolph D. Smoak, Jr. M.D.

Equity Research Coverage

BMO Capital Markets		KeyBanc Capital Markets
Richard Anderson - 212.885.4180		Karin Ford - 917.368.2293

Janney Montgomery Scott		Raymond James & Associates
Dan. Donlan - 215.665.6476		Paul Puryear - 727.567.2253

Jefferies & Co., Inc.		SmithBarney Citigroup
Tayo Okusanya - 212.336.7076		David Toti - 212.816.1909

Company Information
Corporate Headquarters	Trading Symbol	Transfer Agent	Investor Relations
4401 Barclay Downs Drive	CSA	Continental Stock	Dana A. Crothers
Suite 300		Transfer & Trust Company	Marketing Director
Charlotte, NC 28209	Stock Exchange Listing		704.940.2904
Te: 704.940.2900	New York Stock Exchange
Fax: 704.940.2959
www.cogdell.com

This supplemental operating and financial data package contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The forward-looking statements reflect the Company’s views about future events and are subject to risks, uncertainties, assumptions and changes in circumstances that may cause actual results to differ materially. Factors that may contribute to these differences include, but are not limited to the following: our business strategy; our ability to comply with financial covenants in our debt instruments; our ability to obtain future financing arrangements; estimates relating to our future distributions; our understanding of our competition; our ability to renew our ground leases; changes in the reimbursement available to our tenants by government or private payors; our tenants' ability to make rent payments; defaults by tenants; customers’ access to financing; delays in project starts and cancellations by customers; the timing of capital expenditures by healthcare systems and providers; market trends; and projected capital expenditures. For a further list and description of such risks and uncertainties, see the reports filed by the Company with the Securities and Exchange Commission, including the Company’s Form 10-K for the year ended December 31, 2008. Although the Company believes the expectations reflected in such forward-looking statements are based on reasonable assumptions, it can give no assurance that its expectations will be realized. The Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Financial and Operating Highlights
(in thousands, except per share amounts, years, ratios and portfolio statistics)

	Three Months Ended December 31,		Year Ended December 31,
	2009	2008	2009	2008
Selected Operating Data
Rental income	$20,094	$19,781	$78,388	$76,163
Straight line rent	149	146	556	569
Fair value lease revenues (1)	132	162	542	689
Rental revenue	20,375	20,089	79,486	77,421
Property management and other fees	807	935	3,336	3,460
Revenue from property operations	$21,182	$21,024	$82,822	$80,881
Costs related to property operations	$8,021	$7,920	$31,810	$31,065
Property operations gross margin	62%	62%	62%	62%

Design-Build and development revenue	$30,114	$78,860	$146,693	$254,481
Costs related to design-build contracts and development	$21,388	$67,112	$113,961	$214,019
Design-Build and development gross margin	29%	15%	22%	16%

EBITDA (2)	$15,926	$15,316	$57,106	$61,007
Interest expense	$5,123	$6,428	$21,711	$25,017

Net income (loss) from continuing operations	$3,356	$(1,471)	$(100,435)	$(7,645)
Net income (loss)	$1,956	$(1,505)	$(101,962)	$(7,857)
Net income (loss) attributable to Cogdell Spencer, Inc.	$1,556	$(1,042)	$(69,728)	$(5,773)
Per share and unit - basic and diluted:
Income from continuing operations attributable to
Cogdell Spencer Inc.	$0.06	$(0.06)	$(2.10)	$(0.36)
Loss from discontinued operations attributable to
Cogdell Spencer Inc.	$(0.02)	$-	$(0.04)	$(0.01)
Net income (loss) attributable to Cogdell Spencer Inc.	$0.04	$(0.06)	$(2.14)	$(0.37)

Funds from Operations ("FFO") (3), excluding
non-recurring events (4)	$7,877	$6,603	$28,464	$22,692
Per share and unit - basic and diluted	$0.16	$0.25	$0.70	$0.94

Funds from Operations Modified ("FFOM") (3),
excluding non-recurring events (4)	$7,907	$8,993	$31,229	$30,675
Per share and unit - basic and diluted	$0.16	$0.33	$0.77	$1.27

Dividends and distributions declared per share and unit	$0.10	$0.225	$0.525	1.275

	As of Dec. 31, 2009		As of Dec. 31, 2009
Selected Balance Sheet Data		Capitalization
Cash and cash equivalents	$25,914	Common shares outstanding	42,729
Book value of real estate assets before depreciation	$604,462	Units outstanding	7,780
Total assets	$752,663	Total common shares and units outstanding	50,509
Total liabilities	$504,883	Share price at end of period	$5.66
Noncontrolling interests and equity	$247,780	Equity value at end of period (5)	$285,881
		Debt	$410,892
		Total market capitalization	$696,773

Debt		Portfolio Statistics - In-service, Consolidated Properties (6)
Weighted average interest rate	5.4%	Number of properties	62
Weighted average remaining maturity (years)	3.7	Total square footage	3,381,664
Debt / total assets	55%	Occupancy	91.5%
____________________

(1) Represents the net adjustment for above and below market leases which are being amortized over the remaining term of the respective lease from the date of the acquisition.
(2) For a definition and discussion and a quantitative reconciliation of the differences between EBITDA and net income (loss), see page 9.
(3) For a definition and discussion and a quantitative reconciliation of the differences between FFO, FFOM, and net income (loss), see page 8.
(4) For a detailed listing of non-recurring events, see FFO reconciliation on page 8.
(5) Assuming conversion of 100% of the operating partnership units into shares of common stock.
(6) Excludes held for sale property.

Condensed Consolidated Balance Sheets
(in thousands)
(unaudited)

	Dec. 31, 2009	Sept. 30, 2009	June 30, 2009	March 31, 2009	Dec. 31, 2008
Assets
Real estate properties:
Operating real estate properties	$561,124	$534,887	$531,069	$529,142	$527,710
Less: Accumulated depreciation	(93,247)	(87,109)	(81,023)	(74,892)	(68,764)
Total operating real estate properties, net	467,877	447,778	450,046	454,250	458,946
Construction in process	43,338	52,260	36,419	22,260	15,314
Total real estate properties, net	511,215	500,038	486,465	476,510	474,260
Cash and cash equivalents	25,914	24,954	12,988	12,183	34,668
Restricted cash	3,060	13,924	13,444	12,672	12,959
Tenant and accounts receivable, net	12,993	17,910	30,318	34,701	43,520
Goodwill	108,683	108,683	108,683	108,683	180,435
Trade names and trademarks	41,240	41,240	41,240	41,240	75,969
Intangible assets, net	21,742	22,837	24,542	27,144	45,363
Other assets	25,599	29,226	29,583	31,468	29,180
Other assets - held for sale	2,217	3,691	3,705	3,714	3,736
Total assets	$752,663	$762,503	$750,968	$748,315	$900,090

Liabilities and Equity
Mortgage notes payable	$280,892	$264,752	$253,387	$240,768	$238,448
Revolving credit facility	80,000	80,000	80,000	112,000	124,500
Term Loan	50,000	50,000	50,000	100,000	100,000
Accounts payable	15,293	18,708	21,187	19,650	22,775
Billings in excess of costs and estimated earnings on uncompleted contracts	13,189	23,216	21,556	19,123	17,025
Deferred income taxes	15,993	14,635	13,706	14,510	34,176
Payable to prior MEA Holdings shareholders	-	18,002	18,002	18,002	18,002
Other liabilities	47,312	47,655	42,299	46,929	59,860
Other liabilities - held for sale	2,204	2,311	2,322	2,322	2,310
Total liabilities	504,883	519,279	502,459	573,304	617,096
Commitments and contingencies
Equity:
Cogdell Spencer Inc. stockholders' equity:
Preferred stock	-	-	-	-	-
Common stock	427	425	425	195	177
Additional paid-in capital	370,593	369,539	369,483	292,971	275,380
Accumulated other comprehensive loss	(1,861)	(3,160)	(2,221)	(5,806)	(5,106)
Accumulated deficit	(164,321)	(161,604)	(158,598)	(152,042)	(77,438)
Total Cogdell Spencer Inc. stockholders' equity	204,838	205,200	209,089	135,318	193,013
Noncontrolling interests:
Real estate partnerships	5,220	4,857	5,442	4,658	4,657
Operating partnership	37,722	33,167	33,978	35,035	85,324
Total noncontrolling interests	42,942	38,024	39,420	39,693	89,981
Total equity	247,780	243,224	248,509	175,011	282,994
Total liabilities and equity	$752,663	$762,503	$750,968	$748,315	$900,090

Condensed Consolidated Statements of Operations
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended
	Dec. 31, 2009	Sept. 30, 2009	June 30, 2009	March 31, 2009	Dec. 31, 2008
Revenues:
Rental revenue	$20,375	$19,960	$19,574	$19,576	$20,089
Design-Build contract revenue and other sales	30,016	30,298	36,712	46,390	78,726
Property management and other fees	807	816	863	850	935
Development management and other income	98	239	227	2,799	134
Total revenues	51,296	51,313	57,376	69,615	99,884

Expenses:
Property operating and management	8,021	8,103	7,820	7,865	7,920
Design-Build contracts and development management	21,388	21,166	31,242	40,165	67,112
Selling, general, and administrative	11,067	7,876	6,675	6,667	9,819
Depreciation and amortization	7,470	8,013	8,944	10,076	11,706
Impairment charges	-	-	-	120,920	-
Total expenses	47,946	45,158	54,681	185,693	96,557
Income (loss) from operations before other income (expense)	3,350	6,155	2,695	(116,078)	3,327

Other income (expense):
Interest and other income	164	161	139	155	239
Gain on settlement from MEA Holdings, Inc. transaction	4,905	-	-	-	-
Interest expense	(5,123)	(5,037)	(5,560)	(5,990)	(6,428)
Debt extinguishment and interest rate derivative expense	(10)	(10)	(2,490)	-	-
Equity in earnings of unconsolidated partnerships	10	(4)	2	6	4
Total other income (expense)	(54)	(4,890)	(7,909)	(5,829)	(6,185)
Income (loss) from operations before income
tax (expense) benefit	3,296	1,265	(5,214)	(121,907)	(2,858)
Income tax (expense) benefit	60	231	2,208	19,626	1,387
Net income (loss)	3,356	1,496	(3,006)	(102,281)	(1,471)
Discontinued operations:
Loss from discontinued operations	(41)	(40)	(44)	(43)	(34)
Impairment of real estate property	(1,359)	-	-	-	-
Total discontinued operations	(1,400)	(40)	(44)	(43)	(34)

Net income (loss)	1,956	1,456	(3,050)	(102,324)	(1,505)

Net loss (income) attributable to the noncontrolling
interest in:
Real estate partnerships	(131)	(17)	(48)	(92)	(105)
Operating partnership	(269)	(191)	783	32,198	568
Net income (loss) attributable to Cogdell Spencer Inc.	$1,556	$1,248	$(2,315)	$(70,218)	$(1,042)

Per share data - basic and diluted:
Income from continuing operations attributable to
Cogdell Spencer Inc.	$0.06	$0.03	$(0.09)	$(3.90)	$(0.06)
Loss from discontinued operations attributable to
Cogdell Spencer Inc.	(0.02)	(0.00)	(0.00)	(0.00)	(0.00)
Net income (loss) per share sttributable to Cogdell Spencer Inc.	$0.04	$0.03	$(0.09)	$(3.90)	$(0.06)

Weighted average common shares - basic and diluted	42,615	42,539	27,084	17,995	17,557

Net income (loss) attributable to Cogdell Spencer Inc.:
Income from continuing operations, net of tax	$2,956	$1,288	$(2,271)	$(70,175)	$(1,008)
Discontinued operations, net of tax	(1,400)	(40)	(44)	(43)	(34)
Net income (loss)	$1,556	$1,248	$(2,315)	$(70,218)	$(1,042)

Business Segment Reporting
(in thousands)
(unaudited)

Three months ended December 31, 2009:	Property Operations	Design-Build and Development	Intersegment Eliminations	Unallocated and Other	Total
Revenues:
Rental revenue	$20,398	$-	$(23)	$-	$20,375
Design-Build contract revenue and other sales	-	42,310	(12,294)	-	30,016
Property management and other fees	807	-	-	-	807
Development management and other income	-	959	(861)	-	98
Total revenues	21,205	43,269	(13,178)	-	51,296

Certain operating expenses:
Property operating and management	8,021	-	-	-	8,021
Design-Build contracts and development management	-	30,069	(8,681)	-	21,388
Selling, general, and administrative	-	5,783	(23)	-	5,760
Total certain operating expenses	8,021	35,852	(8,704)	-	35,169
	13,184	7,417	(4,474)	-	16,127

Interest and other income	137	20	-	7	164
Gain on settlement from MEA Holdings Inc. transaction	-	-	-	4,905	4,905
Corporate general and administrative expenses	-	-	-	(5,307)	(5,307)
Interest expense	-	-	-	(5,123)	(5,123)
Debt extinguishment and interest rate derivative expense	-	-	-	(10)	(10)
Benefit from income taxes applicable to funds					-
from operations modified	-	-	-	41	41
Non-real estate related depreciation and amortization	-	(199)	-	(59)	(258)
Earnings from unconsolidated real estate partnerships,
before real estate related depreciation and amortization	13	-	-	-	13
Noncontrolling interests in real estate partnerships, before
real estate related depreciation and amortization	(374)	-	-	-	(374)
Discontinued operations and impairment from real estate,					-
before real estate related depreciation and amortization	(1,332)	-	-	(34)	(1,366)
Funds from operations modified (FFOM)	11,628	7,238	(4,474)	(5,580)	8,812

Amortization of intangibles related to purchase
accounting, net of income tax benefit	(42)	(7)	-	19	(30)
Funds from operations (FFO)	11,586	7,231	(4,474)	(5,561)	8,782

Real estate related depreciation and amortization	(7,200)	-	-	-	(7,200)
Noncontrolling interests in real estate partnerships, before
real estate related depreciation and amortization	374	-	-	-	374
Net income (loss)	4,760	7,231	(4,474)	(5,561)	1,956
Net (income) attributable to the noncontrolling interest in:
Real estate partnerships	(131)	-	-	-	(131)
Operating partnership	-	-	-	(269)	(269)
Net income (loss) attributable to Cogdell Spencer Inc.	$4,629	$7,231	$(4,474)	$(5,830)	$1,556

Reconciliation of Net Income (Loss) to Funds from Operations and Funds from Operations Modified (1)
(in thousands, except per share and unit amounts)
(unaudited)

	Three Months Ended
	Dec. 31, 2009	Sept. 30, 2009	June 30, 2009	March 31, 2009	Dec. 31, 2008
Net income (loss)	$1,956	$1,456	$(3,050)	$(102,324)	$(1,505)
Add:
Real estate related depreciation and amortization:
Wholly-owned and consolidated properties	7,197	7,222	7,344	7,340	7,304
Unconsolidated real estate partnerships	3	3	3	3	3
Less:
Noncontrolling interests in real estate partnerships, before
real estate related depreciation and amortization	(374)	(206)	(224)	(245)	(111)
Funds from Operations (FFO) (1)	8,782	8,475	4,073	(95,226)	5,691
Amortization of intangibles related to purchase
accounting, net of tax benefit	30	353	842	1,540	2,390
Funds from Operations Modified (FFOM) (1)	8,812	8,828	4,915	(93,686)	8,081
Non-recurring events:
Gain on settlement from MEA Holdings, Inc. transaction	(4,905)	-	-	-	-
Impairment of real estate property held for sale	1,359	-	-	-	-
Strategic planning professional fees	2,641	-	-	-	-
Intangible asset impairment charges, net of tax benefit	-	-	-	101,746	-
Debt extinguishment and interest rate derivative expense,
net of tax benefit	-	-	1,520	-	-
Restructuring and severance charges, net of tax benefit	-	-	-	-	912
Impact of non-recurring events	(905)	-	1,520	101,746	912
FFOM, excluding non-recurring events	$7,907	$8,828	$6,435	$8,060	$8,993

FFO per share and unit - basic and diluted	$0.17	$0.17	$0.12	$(3.54)	$0.21
FFOM per share and unit - basic and diluted	$0.17	$0.18	$0.14	$(3.49)	$0.30
FFOM per share and unit - basic and diluted, excluding
non-recurring events	$0.16	$0.18	$0.19	$0.30	$0.33

Weighted average shares and units outstanding	50,386	50,070	34,653	26,869	26,890

(1) FFO is a supplemental non-GAAP financial measure used by the real estate industry to measure the operating performance of real estate companies.  FFOM adds back to traditionally defined FFO non-cash amortization of non-real estate related intangible assets associated with purchase accounting.  The Company presents FFO and FFOM because it considers them important supplemental measures of operational performance.  The Company believes FFO is frequently used by securities analysts, investors and other interested parties in the evaluation of REITs, many of which present FFO when reporting their results.  FFO is intended to exclude GAAP historical cost depreciation and amortization of real estate and related assets, which assumes that the value of real estate assets diminishes ratably over time.  Historically, however, real estate values have risen or fallen with market conditions.  Because FFO excludes depreciation and amortization unique to real estate, gains and losses from property dispositions and extraordinary items, it provides a performance measure that, when compared year over year, reflects the impact to operations from trends in occupancy rates, rental rates, operating costs, development activities and interest costs, providing a perspective not immediately apparent from net income.  The Company computes FFO in accordance with standards established by the Board of Governors of NAREIT in its March 1995 White Paper (as amended in November 1999 and April 2002), which may differ from the methodology for calculating FFO utilized by other equity REITs and, accordingly, may not be comparable to such other REITs.  Further, FFO and FFOM do not represent amounts available for management’s discretionary use because of needed capital replacement or expansion, debt service obligations, or other commitments and uncertainties.  FFO and FFOM should not be considered as an alternative to net income (loss) (computed in accordance with GAAP) as an indicator of the Company’s performance, nor are they indicative of funds available to fund its cash needs, including its ability to pay dividends or make distributions.

(2) Real estate depreciation and amortization consists of depreciation and amortization from wholly-owned real estate properties and the Company’s share of real estate depreciation and amortization from consolidated and unconsolidated real estate partnerships.

Coverage Ratios
(in thousands, except ratio amounts)

	Three Months Ended
	Dec. 31, 2009	Sept. 30, 2009	June 30, 2009	March 31, 2009	Dec. 31, 2008
Interest coverage ratio:
EBITDA	$15,926	$14,285	$11,736	$15,036	$15,316
Cash paid for interest	5,336	5,319	5,182	5,503	6,006
Interest coverage ratio	2.98	2.70	2.28	2.75	2.55

Fixed charge coverage ratio:
EBITDA	$10,912	$14,285	$11,736	$15,036	$15,316
Fixed charges:
Cash paid for interest	5,336	5,319	5,182	5,503	6,006
Principal payments	928	943	997	996	853
Total fixed charges	$6,264	$6,262	$6,179	$6,499	$6,859
Fixed charge coverage ratio	2.54	2.29	1.91	2.32	2.23

Reconciliation of Earnings Before Interest, Taxes, Depreciation, and Amortization ("EBITDA") (1)
(in thousands)

	Three Months Ended December 31,		Year Ended December 31,
	2009	2008	2009	2008
Reconciliation of net income (loss) to EBITDA:
Net income (loss)	$1,956	$(1,505)	$(102,207)	$(7,857)
Interest expense	5,123	6,428	21,711	25,017
Income tax expense (benefit)	(60)	(1,387)	(21,965)	(1,244)
Depreciation and amortization	7,470	11,706	34,502	44,879
Impairment charges	-	-	120,920	-
Discontinued operations impairment charge, interest expense,
and depreciation and amortization	1,427	74	1,634	(212)
Debt extinguishment and interest rate derivative expense	10	-	2,511	-
EBITDA	$15,926	$15,316	$57,106	$61,007

(1) The Company believes that earnings before interest, income taxes, depreciation and amortization, or EBITDA, is a useful supplemental performance measure because it allows investors to view the Company's performance without the impact of noncash depreciation and amortization or the cost of debt or minority interests.  In addition, the Company believes that EBITDA is frequently used by securities analysts, investors, and other interested parties in the evaluation of REITs.  Because EBITDA is calculated before recurring cash charges including interest expense and income taxes, and is not adjusted for capital expenditures or other recurring cash requirements of the Company's business, its utility as a measure of the Company's performance is limited.  Accordingly, EBITDA should be considered only as a supplement to net loss (computed in accordance with GAAP) as a measure of financial performance.  Other equity REITs may calculate EBITDA differently; accordingly, the Company's EBITDA may not be comparable to such other equity REITs’ EBITDA.

Consolidated Debt Analysis as of December 31, 2009
(dollars in thousands)
	Stated Interest Rate (%)	Interest Rate (%)		Principal Balance	Maturity Date	Amortization (years)
Secured mortgage loans - wholly-owned properties:
Mulberry Medical Park	6.49	6.49		$923	4/15/2010	20
Rocky Mount Medical Park	Prime	4.25	(1)	6,794	12/15/2010	25
St. Francis CMOB LLC, St. Francis Professional Medical Center	LIBOR + 1.85	5.17	(2)	6,870	6/15/2011	39
St. Francis Medical Plaza (Greenville), St. Francis Women's	LIBOR + 1.85	5.17	(2)	7,380	6/15/2011	39
Beaufort Medical Plaza	LIBOR + 1.85	5.65	(2)	4,763	8/18/2011	25
Methodist Professional Center I	LIBOR + 1.30	6.25		25,466	10/31/2011	30
River Hills Medical Plaza	LIBOR + 3.75	5.53	(2)	3,795	12/22/2011	22
East Jefferson Medical Plaza	LIBOR + 3.75	5.55	(2)	11,600	1/31/2012	Interest only
Barclay Downs	6.50	6.50		4,378	11/15/2012	25
Providence Medical Office Building I, II and III	6.12	6.12		8,327	1/12/2013	25
One Medical Park	5.93	5.93		5,095	11/1/2013	20
Three Medical Park	5.55	5.55		7,673	3/25/2014	25
Medical Arts Center of Orangeburg	LIBOR + 3.25	6.00	(3)	2,365	5/5/2014	20
Lancaster Rehabilitation Hospital (construction loan)	LIBOR + 3.75	3.98		26	6/26/2014	25
Lancaster Rehabilitation Hospital	6.71	6.71		9,621	6/26/2014	25
Rowan Outpatient Surgery Center	6.00	6.00		3,237	7/6/2014	25
East Jefferson MOB	6.01	6.01		8,968	8/10/2014	25
Rocky Mount Kidney Center	6.75	6.75		1,000	8/21/2014	15
Randolph Medical Park, Lincoln/Lakemont Family Practice,
and Northcross Family Physicians	7.00	7.00		7,481	10/15/2014	20
MRMC MOB I (formally known as Hanover MOB)	7.33	7.33		5,993	11/1/2014	25
HealthPartners Medical Office Building (construction loan)	LIBOR + 3.25	6.00	(4)	4,339	11/1/2014	22.5	(6)
Copperfield Medical Mall, Harrisburg Medical Mall, Midland Medical
Park and Weddington & Internal/Pediatric Medicine	LIBOR + 1.50	3.25	(5)	8,268	12/15/2014	25
Peerless Crossing Medical Center	6.06	6.06		7,354	9/1/2016	30
Central NY Medical Center	6.22	6.22		24,500	5/15/2017	Interest only
Palmetto Health Parkridge	5.68	5.68		13,500	6/1/2017	Interest only	(7)
Summit Professional Plaza I and II	6.18	6.18		15,925	9/1/2017	Interest only
Health Park Medical Office Building	7.50	7.50		7,000	1/1/2019	25
Medical Center Physicians Tower (construction loan)	LIBOR + 2.50	6.19	(2)	8,582	3/1/2019	25
University Physicians MOB & Outpatient Clinic (construction loan)	LIBOR + 2.25	3.70	(2)	4,922	4/20/2019	25
Roper Medical Office Building	7.10	7.10		9,430	6/1/2019	25
Total / weighted average mortgages - wholly-owned properties		5.96		$235,575

Total / weighted average mortgages - wholly-owned properties		5.96		$235,575

Secured revolving credit facility:
Tranche I	LIBOR + 1.15	3.97	(2)	50,000		3/10/2011	Interest only
Tranche II	LIBOR + 1.15	4.26	(2)	30,000		3/10/2011	Interest only
Total / weighted average secured revolving credit facility		4.08		80,000

Term loan	LIBOR + 4.50	7.32	(2)	50,000		3/10/2011	Interest only

Consolidated real estate partnerships:
Alamance Regional Mebane Outpatient Center	LIBOR + 1.30	1.54		12,262		5/1/2010	30
Alamance Regional Mebane Outpatient Center	LIBOR + 4.00	4.23		1,470		5/1/2010	Interest only
English Road Medical Center (formally known as Rocky Mount MOB)	6.03	6.03		5,265		3/1/2012	25
Lancaster ASC MOB	LIBOR + 1.20	5.23	(2)	10,445		3/2/2015	25
Woodlands Center for Specialized Medicine (construction loan)	LIBOR + 1.50	1.73	(8)	15,786		9/26/2018	25	(9)
Total / weighted average consolidated real estate partnerships		3.07		45,228
Total / weighted average debt				410,803	(10)
Unamortized premium				89
Total / weighted average debt		5.44		$410,892

(1) Maximum interest of 7.25%; minimum interest of 4.25%.
(2) Represents the fixed rate for floating rate loans that have been swapped to fixed.
(3) Minimum interest of 6.00%.
(4) Minimum interest of 6.00%. The Company has entered into a forward starting interest rate swap agreement that effectively fixes the interest rate at 6.80% beginning December 2010, when the construction phase of the loan expires and converts to an amortizing loan.
(5) Maximum interest of 8.25%; minimum interest of 3.25%.
(6) Interest only during construction period.
(7) Interest only through June 2012. Principal and interest payments from July 2012 through June 2017.
(8) The Company has entered into a forward starting interest rate swap agreement that effectively fixes the interest rate at 6.21% beginning
May 2010, when the construction phase of the loan expires and converts to an amortizing loan.
(9) Interest only through April 2010. Principal and interest payments from May 2010 through October 2018 with a 25 year amortization.
(10) Harbison Medical Office Building (formally known as Baptist Northwest Medical Park) mortgage is excluded from the above table as the wholly-owned real estate property was reclassified to discontinued operations during December 2009 and is actively being marketed for sale as of
December 31, 2009. This property's mortgage matures February 1, 2011, and has an outstanding balance of $2.1 million as of December 31 2009.

Consolidated Debt Analysis as of December 31, 2009
(dollars in thousands)
Future maturities and principal payments
	Future Scheduled Repayments				Percent of Total Mortgages	Weighted Average Interest Rate on Maturing Debt (1)
Year	Amortization	Maturities	Total
2010	$4,393	$20,908	$25,301		9%	2.8%
2011	4,544	47,117	51,661		18%	5.8%
2012	4,441	20,710	25,151		9%	5.9%
2013	4,415	11,577	15,992		6%	6.1%
2014	3,598	50,633	54,231		19%	6.0%
Thereafter	8,145	100,322	108,467		39%	5.8%
Total mortgages	$29,536	$251,267	$280,803		100%	6.0%
Secured revolving credit facility (March 2011 maturity)	-	80,000	80,000
Term loan (March 2011 maturity)	-	50,000	50,000
Total	$29,536	$381,267	$410,803	(1)

Debt profile				Weighted Average
	Balance		Percent of Total	Interest Rate (2)	Maturity (Years)
Fixed rate mortgages - wholly-owned properties	$195,047		47%	5.8%	5.3
Variable rate mortgages - wholly-owned properties	40,528		10%	4.6%	1.3
Secured revolving credit facility	80,000		19%	4.1%	1.2
Term loan	50,000		12%	7.3%	1.2
Mortgages - consolidated real estate partnerships	45,228		11%	3.1%	4.6
Total	$410,803	(1)	100%	5.4%	3.7

Secured revolving credit facility - matures March 2011
Facility	$150,000
Less: Outstanding	80,000
Less: Letters of credit	8,257
Availability	$61,743

Capitalized interest 4Q 2009	$381

Covenant summary
	Required	Current Quarter	In Compliance
Secured revolving credit facility (3):
Maximum total leverage ratio	< 70%	49%	Yes
Maximum real estate leverage ratio	< 70%	55%	Yes
Minimum fixed charge coverage ratio	> 1.50x	2.17x	Yes
Minimum required tangible net worth	> $ 141,983	$ 200,905	Yes
Maximum total debt to real estate value ratio	< 90%	62%	Yes

Term loan (3):
Maximum Erdman senior indebtedness to adjusted EBITDA	< 3.50x	2.37x	Yes
Maximum Erdman total indebtedness to adjusted EBITDA	< 5.50x	2.37x	Yes
Minimum adjusted EBITDA to fixed charges	> 2.00x	3.69x	Yes
___________________
(1) Future debt obligations related to the Harbison Medical Office Building mortgage are excluded from the above table as the wholly-owned real estate property was reclassified to discontinued operations during December 2009 and is actively being marketed for sale as of December 31, 2009. The mortgage note requires monthly principal and interest payments of approximately $0.02 million until February 1, 2011, at which time a balloon payment of approximately $2.1 million is due.
(2) Includes the fixed rate swapped interest rates.
(3) For covenant definitions and a listing of non-financial debt covenants, please refer to the Company's filings with the Securities and Exchange Commission.

Property Listing as of December 31, 2009

	Location	Ownership	Net Rentable Square Feet	Occupancy Rate	Annualized Rent	Annualized Rent Per Leased Square Foot
California
Verdugo Hills Professional Bldg I	Glendale	100.0%	63,887	95.2%	$1,952,001	$32.09
Verdugo Hills Professional Bldg II	Glendale	100.0%	42,906	99.5%	1,421,506	33.29
			106,793	96.9%	3,373,507	32.59
Florida
Woodlands Center for Specialized Medicine	Pensacola	40.0%	75,985	100.0%	2,511,586	33.05

Georgia
Augusta POB I	Augusta	100.0%	99,494	81.9%	1,136,792	13.95
Augusta POB II	Augusta	100.0%	125,634	87.6%	2,244,082	20.38
Augusta POB III	Augusta	100.0%	47,034	90.0%	891,990	21.08
Augusta POB IV	Augusta	100.0%	55,134	82.5%	897,199	19.72
Summit Professional Plaza I	Brunswick	100.0%	33,039	93.5%	831,554	26.92
Summit Professional Plaza II	Brunswick	100.0%	64,233	96.7%	1,774,742	28.56
			424,568	87.7%	7,776,359	20.88
Indiana
Methodist Professional Center I (1)	Indianapolis	100.0%	150,243	96.4%	3,512,790	24.25
Methodist Professional Center II (sub-lease)	Indianapolis	100.0%	24,080	100.0%	605,739	25.16
			174,323	96.9%	4,118,529	24.38
Kentucky
OLBH Same Day Surgery Center and MOB	Ashland	100.0%	46,907	95.9%	1,156,321	25.70
OLBH Parking Garage					868,554
			46,907	95.9%	2,024,875	25.70	(2)
Louisiana
East Jefferson MOB	Metairie	100.0%	119,921	100.0%	2,564,795	21.39
East Jefferson Medical Plaza	Metairie	100.0%	123,184	100.0%	2,760,449	22.41
East Jefferson MRI	Metairie	100.0%	10,809	100.0%	968,693	89.62
			253,914	100.0%	6,293,937	24.79
New York
Central NY Medical Center (3)	Syracuse	100.0%	111,634	96.7%	3,003,222	27.82

North Carolina
Alamance Regional Mebane Outpatient Ctr	Mebane	35.1%	68,206	71.1%	1,777,191	36.67
Barclay Downs	Charlotte	100.0%	38,395	100.0%	868,845	22.63
Birkdale Bldgs C, D, E and Birkdale Wellness	Huntersville	100.0%	64,669	100.0%	1,424,210	22.02
Birkdale II	Huntersville	100.0%	8,269	100.0%	219,787	26.58
Copperfield Medical Mall	Concord	100.0%	26,000	100.0%	619,286	23.82
East Rocky Mount Kidney Center	Rocky Mount	100.0%	8,043	100.0%	158,849	19.75
English Road Medical Center	Rocky Mount	34.5%	35,393	95.7%	923,616	27.28
(formerly known as Rocky Mount MOB)
Gaston Professional & Ambulatory Surgery Centers	Gastonia	100.0%	114,956	100.0%	2,765,656	24.06
Gaston Parking					606,141
Gateway Medical Office Building	Concord	100.0%	61,789	87.9%	1,302,208	23.99
(formerly known as Copperfield MOB)
Harrisburg Family Physicians	Harrisburg	100.0%	8,202	100.0%	219,903	26.81
Harrisburg Medical Mall	Harrisburg	100.0%	18,360	100.0%	495,465	26.99
Lincoln/Lakemont Family Practice	Lincolnton	100.0%	16,500	100.0%	390,119	23.64
Mallard Crossing Medical Park	Charlotte	100.0%	52,540	62.9%	843,352	25.51
Medical Arts Building	Concord	100.0%	84,972	98.2%	1,877,862	22.51
(formerly known as Cabarrus POB)
Midland Medical Park	Midland	100.0%	14,610	100.0%	437,341	29.93
Mulberry Medical Park	Lenoir	100.0%	24,992	87.0%	459,177	21.11
Northcross Family Physicians	Charlotte	100.0%	8,018	100.0%	229,898	28.67
Randolph Medical Park	Charlotte	100.0%	84,131	71.8%	1,317,286	21.80
Rocky Mount Kidney Center	Rocky Mount	100.0%	10,105	100.0%	199,574	19.75

Property Listing as of December 31, 2009

	Location	Ownership	Net Rentable Square Feet	Occupancy Rate	Annualized Rent	Annualized Rent Per Leased Square Foot
North Carolina (continued)
Rocky Mount Medical Park	Rocky Mount	100.0%	96,993	100.0%	2,036,941	21.00
Rowan Outpatient Surgery Center	Salisbury	100.0%	19,464	100.0%	435,162	22.36
Weddington Internal & Pediatric Medicine	Concord	100.0%	7,750	100.0%	199,904	25.79
			872,357	91.2%	19,807,773	24.14	(2)
Pennsylvania
Lancaster Rehabilitation Hospital	Lancaster	100.0%	52,878	100.0%	1,258,155	23.79
Lancaster ASC MOB	Lancaster	80.9%	64,214	100.0%	1,984,201	30.90
			117,092	100.0%	3,242,356	27.69
South Carolina
200 Andrews	Greenville	100.0%	25,902	100.0%	621,138	23.98
Beaufort Medical Plaza	Beaufort	100.0%	59,340	100.0%	1,288,908	21.72
Carolina Forest Medical Plaza	Myrtle Beach	100.0%	38,902	43.5%	525,068	31.05
Mary Black Westside Medical Office Bldg	Spartanburg	100.0%	37,455	100.0%	817,044	21.81
Medical Arts Center of Orangeburg	Orangeburg	100.0%	49,324	80.4%	776,318	19.58
One Medical Park	Columbia	100.0%	69,840	80.8%	1,369,857	24.27
Palmetto Health Parkridge	Columbia	100.0%	89,451	94.6%	2,054,587	24.28
Providence MOB I	Columbia	100.0%	48,500	87.2%	928,504	21.95
Providence MOB II	Columbia	100.0%	23,280	100.0%	481,609	20.69
Providence MOB III	Columbia	100.0%	54,417	55.5%	650,109	21.54
River Hills Medical Plaza	Little River	100.0%	27,566	79.5%	701,030	31.99
Roper Medical Office Building	Charleston	100.0%	122,785	99.3%	2,547,834	20.91
Roper Mt. Pleasant Medical Office (Long Point)	Mt. Pleasant	100.0%	38,735	77.4%	787,813	26.29
(formerly known as Mt. Pleasant MOB)
St. Francis CMOB	Greenville	100.0%	45,140	100.0%	1,185,828	26.27
St. Francis Medical Plaza (Charleston)	Charleston	100.0%	28,734	100.0%	819,105	28.51
(formerly known as West Medical I)
St. Francis Medical Plaza (Greenville)	Greenville	100.0%	62,724	50.7%	634,553	19.96
St. Francis Professional Medical Center	Greenville	100.0%	49,767	100.0%	1,111,631	22.34
St. Francis Women's	Greenville	100.0%	57,590	76.5%	937,594	21.29
Three Medical Park	Columbia	100.0%	88,755	100.0%	2,147,321	24.19
			1,018,207	86.2%	20,385,851	23.22
Tennessee
Health Park Medical Office Building	Chattanooga	100.0%	52,151	100.0%	1,975,483	37.88
Peerless Crossing Medical Center	Cleveland	100.0%	40,506	100.0%	1,231,652	30.41
			92,657	100.0%	3,207,135	34.61
Virginia
MRMC MOB I	Mechanicsville	100.0%	56,610	100.0%	1,602,012	28.30
(formerly known as Hanover MOB I)
St. Mary's MOB North (Floors 6 & 7)	Richmond	100.0%	30,617	90.1%	700,573	25.40
			87,227	96.5%	2,302,585	27.35

Total			3,381,664	91.5%	$78,047,715	$24.74	(2)

Discontinued Operations - South Carolina
Harbison Medical Office Building	Columbia	100.0%	38,703	41.3%	$354,267	$22.15
(formerly known as Baptist Northwest)
__________________

Property Occupancy Rates

	December 31, 2009	September 30, 2009	June 30, 2009	March 31, 2009	December 31, 2008
California
Verdugo Professional Bldg I	95.2%	95.2%	94.5%	94.5%	92.6%
Verdugo Professional Bldg II	99.5%	99.5%	97.3%	88.6%	88.6%

Florida
Woodlands Center for Specialized Medicine	100.0%	n/a	n/a	n/a	n/a

Georgia
Augusta POB I	81.9%	82.2%	85.3%	84.7%	92.7%
Augusta POB II	87.6%	87.6%	87.6%	87.6%	95.1%
Augusta POB III	90.0%	90.0%	100.0%	100.0%	100.0%
Augusta POB IV	82.5%	88.9%	88.9%	88.9%	88.9%
Summit Professional Plaza I	93.5%	93.5%	93.5%	93.5%	93.5%
Summit Professional Plaza II	96.7%	96.7%	96.7%	96.7%	96.7%

Indiana
Methodist Professional Center I	96.4%	95.6%	95.6%	98.2%	99.0%
Methodist Professional Center II	100.0%	100.0%	100.0%	100.0%	100.0%

Kentucky
OLBH Same Day Surgery Center and MOB	95.9%	95.9%	95.9%	95.9%	95.9%

Louisiana
East Jefferson MOB	100.0%	100.0%	100.0%	100.0%	100.0%
East Jefferson Medical Plaza	100.0%	100.0%	100.0%	100.0%	100.0%
East Jefferson MRI	100.0%	100.0%	100.0%	100.0%	100.0%

New York
Central NY Medical Center	96.7%	96.7%	96.7%	96.7%	96.7%

North Carolina
Alamance Regional Mebane Outpatient Ctr	71.1%	71.1%	66.9%	n/a	n/a
Barclay Downs	100.0%	100.0%	100.0%	100.0%	100.0%
Birkdale Bldgs C, D, E and Birkdale Wellness	100.0%	100.0%	100.0%	100.0%	100.0%
Birkdale II	100.0%	100.0%	100.0%	100.0%	100.0%
Copperfield Medical Mall	100.0%	100.0%	100.0%	100.0%	100.0%
East Rocky Mount Kidney Center	100.0%	100.0%	100.0%	100.0%	100.0%
English Road Medical Center	95.7%	95.7%	95.7%	95.7%	100.0%
(formerly known as Rocky Mount MOB)
Gaston Professional & Ambulatory Surgery
Centers	100.0%	100.0%	100.0%	100.0%	100.0%
Gateway Medical Office Building	87.9%	87.9%	87.9%	87.9%	87.9%
(formerly known as Copperfield MOB)
Harrisburg Family Physicians	100.0%	100.0%	100.0%	100.0%	100.0%
Harrisburg Medical Mall	100.0%	100.0%	100.0%	100.0%	100.0%
Lincoln/Lakemont Family Practice	100.0%	100.0%	100.0%	100.0%	100.0%
Mallard Crossing Medical Park	62.9%	62.9%	62.9%	62.9%	62.9%
Medical Arts Building	98.2%	98.2%	98.2%	98.2%	95.0%
(formerly known as Cabarrus POB)
Midland Medical Park	100.0%	100.0%	100.0%	100.0%	100.0%
Mulberry Medical Park	87.0%	87.0%	87.0%	87.0%	85.4%
Northcross Family Physicians	100.0%	100.0%	100.0%	100.0%	100.0%
Randolph Medical Park	71.8%	71.8%	64.8%	67.6%	67.6%
Rocky Mount Kidney Center	100.0%	100.0%	100.0%	100.0%	95.7%

Property Occupancy Rates
North Carolina (continued)
Rocky Mount Medical Park	100.0%	100.0%	100.0%	100.0%	100.0%
Rowan Outpatient Surgery Center	100.0%	100.0%	100.0%	100.0%	100.0%
Weddington Internal & Pediatric Medicine	100.0%	100.0%	100.0%	100.0%	100.0%

Pennsylvania
Lancaster Rehabilitation Hospital	100.0%	100.0%	100.0%	100.0%	100.0%
Lancaster ASC MOB	100.0%	100.0%	93.0%	94.2%	93.1%

South Carolina
200 Andrews	100.0%	100.0%	100.0%	100.0%	100.0%
Beaufort Medical Plaza	100.0%	100.0%	100.0%	100.0%	100.0%
Carolina Forest Medical Plaza	43.5%	43.5%	43.5%	43.5%	43.5%
Mary Black Westside Medical Office Building	100.0%	100.0%	100.0%	100.0%	100.0%
Medical Arts Center of Orangeburg	80.4%	80.1%	82.2%	82.2%	92.9%
One Medical Park	80.8%	80.8%	80.3%	80.3%	80.3%
Palmetto Health Parkridge	94.6%	94.6%	94.6%	95.5%	95.5%
Providence MOB I	87.2%	91.7%	94.7%	94.7%	94.7%
Providence MOB II	100.0%	100.0%	100.0%	100.0%	100.0%
Providence MOB III	55.5%	51.4%	51.4%	73.4%	73.4%
River Hills Medical Plaza	79.5%	79.5%	100.0%	100.0%	100.0%
Roper Medical Office Building	99.3%	100.0%	99.0%	99.0%	100.0%
Roper Mt. Pleasant Medical Office (Long Point)
(formerly known as Mt. Pleasant MOB)	77.4%	77.4%	77.4%	77.4%	77.4%
St. Francis CMOB	100.0%	100.0%	100.0%	100.0%	100.0%
St. Francis Medical Plaza (Charleston)	100.0%	100.0%	100.0%	100.0%	100.0%
(formerly known as West Medical I)
St. Francis Medical Plaza (Greenville)	50.7%	52.5%	52.5%	52.5%	63.5%
St. Francis Professional Medical Center	100.0%	100.0%	100.0%	100.0%	100.0%
St. Francis Women's	76.5%	73.4%	73.4%	73.4%	73.4%
Three Medical Park	100.0%	93.8%	93.8%	93.8%	93.8%

Tennessee
Health Park Medical Office Building	100.0%	100.0%	100.0%	100.0%	100.0%
Peerless Crossing Medical Center	100.0%	100.0%	100.0%	100.0%	100.0%

Virginia
MRMC MOB I	100.0%	92.7%	84.2%	89.3%	96.6%
(formerly known as Hanover MOB I)
St. Mary's MOB North - (Floors 6 & 7)	90.1%	90.1%	90.1%	90.1%	90.1%

Discontinued Operations - South Carolina
Harbison Medical Office Building	41.3%	41.3%	41.3%	41.3%	41.3%
(formerly known as Baptist Northwest)

Lease Expirations for Leases In Place at December 31, 2009

	Number of Leases Expiring	Net Rentable Square Feet	Percentage of Net Rentable Square Feet	Annualized Rent	Percentage of Property Annualized Rent	Annualized Rent Per Leased Square Foot
Available	-	286,416	8.5%	$-	-	$-
2010	161	568,817	16.8%	13,128,995	16.8%	23.08
2011	89	301,526	8.9%	7,040,600	9.0%	23.35
2012	142	649,241	19.2%	17,317,928	22.2%	24.40
2013	72	328,127	9.7%	7,226,147	9.3%	22.02
2014	75	350,153	10.4%	8,598,482	11.0%	24.56
2015	31	111,968	3.3%	2,825,886	3.6%	25.24
2016	19	82,073	2.4%	1,740,583	2.2%	21.21
2017	33	218,887	6.5%	6,170,823	7.9%	28.19
2018	16	90,383	2.7%	2,368,234	3.0%	26.20
Thereafter	25	394,073	11.7%	11,630,037	14.9%	29.51
Total	663	3,381,664	100.0%	$78,047,715	100.0%	$24.74	(1)
__________________

(1) Excludes annualized rent of adjacent parking decks to OLBH Same Day Surgery Center and MOB and Gaston Professional Center from calculation.
Excludes discontinued operations consisting of seven leases expiring between December 31, 2009 and December 31, 2013 with annualized rent totaling approximately $0.4 million.

Ten Largest Tenants by Annualized Rent at December 31, 2009

	Tenant	Annualized Rent	Percent of Portfolio
1	Carolinas Healthcare System	$5,876,087	7.5%
2	Palmetto Health Alliance	3,355,655	4.3%
3	Bon Secours St. Francis Hospital	3,029,813	3.9%
4	Lancaster General Hospital	2,564,813	3.3%
5	Exodus Medical Group, P.A.	2,511,586	3.2%
6	Gaston Memorial Hospital	2,026,734	2.6%
7	Jefferson Parish Hospital District #2	1,853,794	2.4%
8	Our Lady of Bellefonte	1,670,768	2.1%
9	Southeast Georgia Health System	1,642,077	2.1%
10	University Hospital - Augusta, GA	1,620,430	2.1%
		$26,151,757	33.5%

Acquisitions and Completed Developments for the period January 1, 2008 through December 31, 2009
(dollars in thousands)

Property	Location	Type	Date Acquired / In-service	Net Rentable Square Feet	Purchase Price / Construction Cost

St. Mary's MOB (Floors 6 & 7)	Richmond, VA	Acquisition	2/22/2008	30,617	$4,449
East Jefferson Medical Plaza	Metairie, LA	Acquisition	2/28/2008	123,184	19,765
Carolina Forest Medical Plaza	Horry County, SC	Development	2Q 2008	38,902	7,540
Alamance Regional Mebane Outpatient Center (1)	Mebane, NC	Development	3Q 2009	68,206	17,449
Woodlands Center for Specialized Medicine (2)	Pensacola, FL	Development	4Q 2009	75,985	24,732
Total 2008 and 2009				336,894	$73,934

(1) Owned by Mebane Medical Investors, LLC, which is a consolidated real estate partnership. The Company had a 35.1% ownership interest at December 31, 2009.
Alamance Regional Mebane Outpatient Center consists of a MOB and a cancer center, which became operational during 2Q 2009 and 3Q 2009, respectively.

(2) Owned by Genesis Property Holding, LLC, which is a consolidated real estate partnership. The Company had a 40.0% ownership interest at December 31, 2009.

Construction in Progress as of December 31, 2009
(dollars in thousands)

Property	Location	Estimated Completion Date	Net Rentable Square Feet	Investment to Date	Estimated Total Investment	Percentage Leased

Medical Center Physicians Tower	Jackson, TN	1Q 2010	107,000	$19,280	$21,100	75%
HealthPartners Medical Office Building	St. Cloud, MN	2Q 2010	60,000	11,126	18,300	94%
Lancaster Rehabilitation Hospital (1)	Lancaster, PA	2Q 2010	4,600	414	2,100	100%
University Physicians MOB & Outpatient Clinic	Brandon, MS	2Q 2010	50,600	10,070	13,900	100%
Land and pre-construction developments			-	2,448	-
			222,200	$43,338	$55,400

(1) Represents 4,600 square foot expansion to the existing property.
Investment in Real Estate Properties
(in thousands)

	Three Months Ended	Year Ended
	December 31, 2009	December 31, 2009
Investment in real estate properties:
Development, redevelopment, and acquisitions	$14,308	$51,979
Second generation tenant improvements	1,100	3,932
Recurring property capital expenditures	1,465	1,633
Total	$16,873	$57,544